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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                               Amendment No. 1

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) April 3, 2000


                               XCEL MANAGEMENT, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         UTAH                        0-22814             87-0363613
-------------------------------  --------------      ------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION           (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)   FILE NUMBER)       IDENTIFICATION NO.)


          1101 Broadway Plaza Tacoma, Washington           98402
        --------------------------------------------     ---------
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code 253-284-2000
                                                   -------------


                              Not Applicable.
          ---------------------------------------------------
          Former name, former address and former fiscal year, if changed since last report.

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 3, 2000, the board of directors of the Registrant filed a Form 8-K, reporting the change in the Registrant=s accountants, from Jones, Jensen & Company ("JJC"), to G. Brad Beckstead ("Beckstead"), C.P.A. In the report, the Registrant reported that the change in accountant was not as a result of any disagreements between the Company and JJC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Attached hereto is the letter from JJC (now know as HJ & Associates, LLC), as required by Item 304(a)(3) of Regulation S-K.

Exhibits

            SEC
Exhibit #   Reference #    Title of Document
---------   -----------    -----------------
    1            16        Letter from HJ & Associates, LLC to the
                           Securities Exchange Commission
                           regarding change in certifying
                           accountant.




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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REGISTRANT:

XCEL MANAGEMENT, INC.

Date: May 22, 2000

By:  /s/ John Gorst
-----------------------------------
John Gorst, Chief Executive Officer

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